Comerica Incorporated

Third Quarter 2020
Financial Review

October 20, 2020

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; impacts from the COVID-19 global pandemic; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" beginning on page 65 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3Q20 Results

Strong credit quality & deposit growth continued as customers remain cautious

(millions, except per share data)	3Q20	2Q20	3Q19	Change From 2Q20	Change From 3Q19
Average loans	$52,013	$53,498	$50,887	$(1,485)	$1,126
Average deposits	68,763	64,282	55,716	4,481	13,047
Net interest income	458	471	586	(13)	(128)
Provision for credit losses	5	138	35	(133)	(30)
Noninterest income[1]	252	247	256	5	(4)
Noninterest expenses[1]	446	440	435	6	11
Provision for income tax	48	27	80	21	(32)
Net income	211	113	292	98	(81)
Earnings per share[2]	$1.44	$0.80	$1.96	$0.64	$(0.52)
Book Value per Share[3]	53.78	53.28	49.96	0.50	3.82
Tier 1[4]	10.86	10.58	9.96		
CET1[4]	10.26	9.99	9.96		

Key Performance Drivers
3Q20 compared to 2Q20

- National Dealer loans down $910MM; Overall, seeing modest improving trends
- Deposit growth broad-based & primarily noninterest-bearing
- Net interest income: impact of lower rates waned
- Credit quality strong; NCO 26 bps; Criticized loans stable; ACL, ex-PPP, 2.14%
- Noninterest income included growth in deposit service charges, commercial lending fees & continued strong card fees
- Expenses remained well controlled; included increases in deferred comp & charitable contributions
- ROE 10.84% & ROA 0.99%

[1]Includes gain (loss) related to deferred comp plan of $8MM 3Q20, $2MM 2Q20, & $3MM 3Q19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL model impact as calculated per regulatory guidance; 3Q20 capital ratios estimated

Comerica Bank

Loans

September loan trends & pipeline beginning to show improvement



Average Loans
($ in billions)
Loan Yields
50.9
50.5
49.6
53.5
52.0
53.4
52.4
4.83
4.43
4.19
3.26
3.13
3Q19
4Q19
1Q20
2Q20
3Q20
Average Balances
2Q20
3Q20
Period-end

Average loans decreased $1.5B

- $910MM National Dealer Services
  - Low inventory levels due to OEM shutdown & rebound in sales
- $476MM Corporate Banking
  - Liquidity buffer line draws being repaid
- $384MM Middle Market General
  - Reduced working capital & capex

\+ $307MM Mortgage Banker Finance
  - Strong refi & home sales

Paycheck Protection Program (PPP) $3.8B

- Average PPP loans increased $1.2B

Committed Line Utilization 47% (2Q20 49%)

Loan yields stabilizing

- Average 1-month LIBOR declined 19 bps
- $7.7B[1] average loans with floors at average rate of 90 bps

3Q20 compared to 2Q20 • [1]As of 9/30/20

Comerica Bank

Deposits

Broad-based growth continued while prudently reduced deposit pricing

Average Deposits

($ in billions)

Deposit Rates[1]



55.7
57.2
56.8
64.3
68.8
67.7
68.5
0.99
0.92
0.76
0.26
0.17
3Q19
4Q19
1Q20
2Q20
3Q20
Average Balances
2Q20
3Q20
Period-end

Average deposits increased $4.5B[2]

+ $3.2B noninterest-bearing
+ $1.2B interest-bearing

Loan to deposit ratio[3] 76%

Total funding costs 14 bps[4], down 8 bps

Beneficial Deposit Mix

($ in billions; 3Q20 Average)



Retail Noninterest-bearing 11%
Retail Interest-bearing 25%
Total $68.8
Commercial Noninterest-bearing 41%
Commercial Interest-bearing 23%

3Q20 compared to 2Q20 • [1]Interest costs on interest-bearing deposits • [2]Totals shown do not foot due to rounding • [3]At 9/30/2020 • [4]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Comerica Bank

Securities Portfolio

Deployed portion of excess liquidity through purchases

Securities Portfolio

($ in billions; Average)

- Treasury Securities
- Mortgage-backed Securities (MBS)
- Securities Yields



12.2
12.2
12.3
12.6
13.9
12.8
15.1
9.4
9.4
9.5
9.8
9.8
9.9
10.4
2.45
2.45
2.43
2.41
2.13
3Q19
4Q19
1Q20
2Q20
3Q20
Average Balances
2Q20
3Q20
Period-end

Added $2.25B to increase portfolio size

- $1.75B Treasuries; average yield 26 bps
- $500MM MBS; average yield 1.085%
- Purchases focused on underlying collateral with favorable prepayment characteristics
- Continue to reinvest estimated quarterly payments of $950MM-$1B[1] (3Q20 ~$1B)

Duration of 2.5 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $332MM

Net unamortized premium of $37MM[2]

9/30/20 • [1]Estimated as of 9/30/20 • [2]Net unamortized premium on the MBS portfolio

Comerica Bank

Net Interest Income

Margin impacted by excess liquidity due to strong deposit growth & lower interest rates



Net Interest Income
($ in millions)
Net Interest Margin
586
544
513
471
458
3.52
3.20
3.06
2.50
2.33
3Q19
4Q19
1Q20
2Q20
3Q20

$471MM		2Q20			2.50%
- 26MM		Loans			- 0.13
	- 21MM	Lower rates		-	0.11
	- 14MM	Lower balances		-	0.04
	+ 5MM	Loan fees		+	0.02
	+ 4MM	1 additional day			---
- 2MM		Securities			- 0.02
	- 3MM	Lower rates		-	0.01
	+ 1MM	Higher balances		-	0.01
+ 1MM		Fed Deposits			- 0.09
	+ 1MM	Higher balances		-	0.09
+ 5MM		Deposits			+ 0.03
	+ 5MM	Lower rates		+	0.03
+ 9MM		Wholesale Funding			+ 0.04
	+ 5MM	Lower balances		+	0.02
	+ 4MM	Lower rates		+	0.02
$458MM		3Q20			2.33%

3Q20 compared to 2Q20

Comerica Bank

Credit Quality Strong

NCOs decline to 26 bps; Credit migration manageable



Net Charge-offs Decline[1]
($ in millions)
All Other
Energy
% NCO/Avg Loans
42
0.33
8
21
0.16
2
84
0.68
17
50
0.37
5
33
0.26
24
3Q19
4Q19
1Q20
2Q20
3Q20



Criticized Loans Stable[2]
($ in millions)
All Other
Energy
% Criticized/Loans
1,861
3.6
1,641
2,120
4.2
1,754
2,457
4.6
1,964
3,379
6.3
2,557
3,406
6.5
2,686
3Q19
4Q19
1Q20
2Q20
3Q20



Nonperforming Loans
Remain Below Historic Norms
($ in millions)
All Other
Energy
% NPL/Loans
226
0.44
152
204
0.40
161
239
0.45
174
271
0.51
169
325
0.62
184
3Q19
4Q19
1Q20
2Q20
3Q20

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative underwriting standards
- Proactive, frequent customer dialogue
- Adjusting risk ratings based on current & expected financial performance
  - Review liquidity & cashflow forecasts
  - Track receivable & inventory levels

9/30/20 • [1]Net credit-related charge-offs • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Comerica Bank

Credit Quality Strong

ACL remains ~2% reflecting decrease in loans & continued economic uncertainty

Reserve Level Stable

($ in millions)


% ACL/Loans
% Ex-PPP
1.32
681
1.33
668
1.83
978
2.15
1.99
1,066
2.14
1.98
1,038
3Q19
4Q19
1Q20
2Q20
3Q20

High Reserve Coverage & Low NPAs


NPA/PE Loans (%)
ACL/NPL (times)
4.0
3.0
2.0
1.0
0.0
3.2
0.64
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3Q20

9/30/20

CECL modeling

- Variety of economic forecasts considered
- Forecasts with greatest weights feature slow recovery following the significant recession
- Continued elevated qualitative reserves for Energy, Auto, Leverage & Social Distancing

Assumptions Used to Inform Models

	4Q20	4Q21
Unemployment Rate		
1Q20	6.5%	6.3%
2Q20	9.6%	6.7%
3Q20	8.8%	6.6%
Real GDP (% change)		
1Q20	2.4%	5.1%
2Q20	12.3%	3.2%
3Q20	7.5%	3.6%

Comerica Bank

Energy Line of Business

Allocation of reserves for Energy loans remains >10%

Period-end Loans

($ in millions)


Services
Midstream
Exploration & Production
3,559
566
454
2,539
3,070
480
479
2,111
2,250
289
374
1,587
1,836
195
295
1,346
2,163
94
298
1,771
2,221
48
432
1,741
2,114
55
364
1,695
2,086
50
374
1,662
1,835
46
338
1,451
2014
2015
2016
2017
2018
2019
1Q20
2Q20
3Q20

- Exposure $3.3B / 55% utilization
- $9MM NCOs, includes $14MM recoveries
- Fall redeterminations beginning
  - Expect small increase in borrowing bases
- Hedged 50% or more of production
  - At least one year: 74% of customers
  - At least two years: 38% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 55% Oil, 18% Gas, 27% Oil/Gas

($ in millions; Period-end)	3Q20	2Q20	3Q19
Total PE loans	$1,835	$2,086	$2,422
% of total CMA	*3.5%*	*3.9%*	*4.7%*
Criticized[1]	$720	$822	$220
Ratio	*39.2%*	*39.4%*	*9.1%*
Nonaccrual	$141	$102	$74
Ratio	*7.7%*	*4.9%*	*3.0%*
Net charge-offs[2]	$9	$45	$34

9/30/20 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

Credit

Exposure to "at risk" industries well reserved

Category	Period-end loans	% of total loans	% Category criticized[1]	% Category Nonaccrual[2]	Comments
Retail CRE	$781	1.6%	4.7%	0.0%	Well capitalized developers (low LTV)
Hotels	$559	1.2%	9.5%	0.0%	Strong Liquidity; Well capitalized
Retail goods & services	$261	0.5%	14.5%	0.0%	Granular portfolio
Arts / Recreation	$248	0.5%	28.5%	0.0%	Larger, well-established entities
Total all Other[3]	$1,032	2.1%	9.9%	0.4%	11 distinct categories
Social Distancing Total	**$2,881**	**5.9%**	**10.4%**	**0.1%**	
Auto Production	**$1,228**	**2.5%**	**24.5%**	**0.4%**	Primarily Tier 1 & Tier 2 suppliers
Leveraged Loans[4]	**$2,177**	**4.5%**	**18.4%**	**0.8%**	Relationship-based; strong sponsors

Payment Deferrals Declined Significantly

- $385MM (0.7% of loans[5])
- Mainly for 90-day period
- Few modifications to previously deferred loans
- ~320 customers, primarily consumer mortgage, middle market & small business

Based on review of "at risk" segments, removed Casinos & Sports Franchises

- Essentially no negative migration
- Criticized & nonaccrual loans well below total portfolio average

9/30/20; $ in millions, excludes PPP loans • [1]Period-end category criticized loans / category loans • [2]Period-end category nonaccrual loans / category loans • [3]Includes airlines, restaurants/bars, childcare, coffee shops, cruise lines, education, gasoline/C stores, religious organizations, senior living, freight, travel arrangement • [4]Excludes $300MM of leveraged loans included in other "at risk" categories • [5]As a percentage of total period-end loans

Comerica Bank

Noninterest Income

Deposit service charges & lending fees recovering; Card fees remained strong

Noninterest Income[1]
($ in millions)


256
266
237
247
252
3Q19
4Q19
1Q20
2Q20
3Q20

+ $ 5MM Deposit Service Charges
+ $ 3MM Card Fees
+ $ 2MM Commercial Lending Fees
- $10MM Derivative Income (other)
- $ 2MM Securities trading (other)
- $ 2MM Investment banking (other)

+ $ 6MM Deferred comp (other)
  (offset in noninterest expense)
+ $ 3MM Bank-owned Life Insurance (BOLI)

3Q20 compared to 2Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 3Q19, $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20 (offset in noninterest expense)

Comerica Bank

Noninterest Expense

Remains well-controlled



Noninterest Expense
($ in millions)
435
451
425
440
446
3Q19
4Q19
1Q20
2Q20
3Q20

3Q20 compared to 2Q20

- \+ $8MM Salaries & benefits
  - \+ $6MM Deferred Comp (offset in noninterest income)
  - \+ $4MM Staff insurance (seasonal)
- \+ $4MM Charitable contributions (other)
- \+ $3MM Occupancy (seasonal)
- − $4MM Outside Processing
- − $3MM Operational & Litigation-related costs (other)

Comerica Bank

Capital Management

Maintain strong capital base



CET1[1]
Tier 1[1]
Regulatory Minimum + Capital Conservation Buffer (CCB)
7.0%
10.0%
10.3%
2Q20
3Q20
8.5%
10.6%
10.9%
2Q20
3Q20
Total Capital[1]
Reg. Min + CCB
10.5%
13.0%
13.1%
2Q20
3Q20
ROE[2]
6.1%
10.8%
2Q20
3Q20

Capital management objectives

- Supporting customers; driving growth
- Maintain attractive dividend yield
  - $94MM 3Q20 payout
  - Ample Holdco cash to support dividend
- Strong debt ratings[3]
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-
- CET1 Target ~10%

9/30/20 • Outlook as of 10/20/20 • [1]Reflects deferral of CECL model impact as calculated per regulatory guidance; 3Q20 is estimated • [2]Return on common shareholders' equity • [3]Holding company debt ratings as of 10/20/20; Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

Management Outlook 4Q20

Excludes impact of PPP forgiveness

Average Loans[1]	+ –	National Dealer grows as inventory levels begin to slowly rebuild More than offset by Mortgage Banker (lower refi & seasonal home sales) & cyclical impact on Middle Market, Large Corporate & Energy
Average Deposits		Deposits continue to be strong & stable (excludes possible fiscal stimulus)
Net Interest Income[1]	– +	Lower loan balances as well as impact of lower LIBOR & securities yields Mostly offset by careful management of loan and deposit pricing, full quarter benefit of larger securities book & lower wholesale funding
Credit Quality		Provision reflective of pace of economic recovery; net charge-offs modestly higher
Noninterest Income	= –	Growth in several fees categories as conditions improve offset by reduced card activity Deferred comp (3Q20 $8MM), security trading (3Q20 $7MM) & BOLI levels not to repeat
Noninterest Expenses[1]	+ –	Technology (catch-up) & staff insurance (seasonal) Mostly offset by charitable contributions (revert to normal) & deferred comp level not to repeat
Capital		Maintain strong capital levels; Focus on supporting growth & providing an attractive return

Outlook as of 10/20/20 • 4Q20 outlook compared to 3Q20 • [1]Excludes impact of PPP forgiveness

Comerica Bank

Key Strengths

Well positioned to navigate these challenging times

RELATIONSHIP FOCUSED

- Deep expertise in specialty businesses
- Long-tenured, experienced team supporting customers' financial needs for 170+ yrs

DIVERSIFIED

- Diverse geographic footprint, including faster growth markets
- Balanced exposure to a wide variety of industries

REVENUE OPPORTUNITIES

- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between the 3 revenue divisions

CREDIT DISCIPLINE

- Conservative underwriting standards
- Superior credit performance through last recession

EXPENSE CONTROL

- Continuous efficiency improvement culture
- Leveraging technology to drive productivity & growth

WELL CAPITALIZED

- 10.26% CET1 Ratio[1]
- 10.86% Tier 1 Ratio[1]
- $8.7B Total Capital[1]

9/30/20 • [1]Estimated; reflects deferral of CECL model impact as calculated per regulatory guidance

Comerica Bank

Appendix

commitment

Comerica Bank

Average Loans by Business and Market

By Line of Business	3Q20	2Q20	3Q19
Middle Market			
General	12.3	12.7	12.2
Energy	2.0	2.2	2.5
National Dealer Services	5.3	6.2	7.5
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	1.3	1.5	1.3
Equity Fund Services	2.2	2.3	2.5
Environmental Services	1.4	1.4	1.2
Total Middle Market	$25.3	$27.0	$28.0
Corporate Banking			
US Banking	3.1	3.5	3.0
International	1.4	1.5	1.3
Commercial Real Estate	6.7	6.7	5.7
Mortgage Banker Finance	3.6	3.3	2.5
Business Banking	4.2	4.0	3.5
COMMERCIAL BANK	**$44.2**	**$45.9**	**$43.9**
Retail Banking	2.7	2.5	2.1
RETAIL BANK	**$2.7**	**$2.5**	**$2.1**
Private Banking	5.1	5.1	4.9
WEALTH MANAGEMENT	**$5.1**	**$5.1**	**$4.9**
TOTAL	**$52.0**	**$53.5**	**$50.9**

By Market	3Q20	2Q20	3Q19
Michigan	$12.6	$13.0	$12.6
California	18.1	18.7	18.3
Texas	10.9	11.2	10.8
Other Markets[1]	10.4	10.6	9.3
TOTAL	**$52.0**	**$53.5**	**$50.9**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

Average Deposits by Business and Market

By Line of Business	3Q20	2Q20	3Q19
Middle Market			
General	$20.0	$18.1	$13.6
Energy	0.5	0.5	0.4
National Dealer Services	0.5	0.4	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	5.9	5.5	4.6
Equity Fund Services	0.8	0.8	0.9
Environmental Services	0.2	0.2	0.2
Total Middle Market	$28.1	$25.7	$20.1
Corporate Banking			
US Banking	2.9	2.4	1.9
International	1.8	1.8	1.6
Commercial Real Estate	1.7	1.8	1.6
Mortgage Banker Finance	0.9	0.8	0.7
Business Banking	4.1	3.8	3.0
COMMERCIAL BANK	**$39.5**	**$36.3**	**$28.9**
Retail Banking	23.6	22.6	20.7
RETAIL BANK	**$23.6**	**$22.6**	**$20.7**
Private Banking	4.1	3.8	3.5
WEALTH MANAGEMENT	**$4.4**	**$4.2**	**$3.8**
Finance/Other[2]	1.2	1.1	2.3
TOTAL	**$68.8**	**$64.3**	**$55.7**

By Market	3Q20	2Q20	3Q19
Michigan	$24.8	$23.5	$20.2
California	20.1	18.5	16.7
Texas	10.7	10.2	8.7
Other Markets[1]	12.0	11.0	7.9
Finance/Other[2]	1.2	1.1	2.3
TOTAL	**$68.8**	**$64.3**	**$55.7**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

Net Interest Income

Factors that impact performance

Loan Portfolio

($ in billions; 3Q20 Period-end)



Fixed Rate
26%
Prime-based
12%
>1 Month
LIBOR
7%
Total
$52.4B
1 Month
LIBOR
55%

- Fixed rate loans include $5.55B receive fixed/pay floating (30-day LIBOR) interest rate swaps
- LIBOR categories include $8.4B[1] in loans with floors

Paycheck Protection Program[1]

- $3.8B loans
- >14,700 applications processed
- 53% of customers received loans[2] <$50,000, totaling $162MM
- ~2.25% average yield[3]
- Contractual maturity 2 years; however, expect majority may be forgiven in 4Q20 & 1Q21
- Funding, operational expenses & charitable giving partially offset revenue

$5.55B in Swaps Maturing through 2024

($ in millions)



Swap Yield
0
500
2.1%
1,800
2.1%
1,750
1.9%
1,500
1.5%
2020
2021
2022
2023
2024

9/30/20 • [1]Period-End Balances • [2]By number of borrowers • [3]Contractual 1.00% interest rate, plus processing fee amortized over life of loan

Comerica Bank

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 3Q20:
  - Comerica: 56% purchase
  - Industry: 34% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $4.5B

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes[1]
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
860
792
592
579
554
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/18/20

Comerica Bank

Commercial Real Estate Line of Business

Very strong credit quality

Primarily Lower Risk Multifamily[1]

($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 4%
Land Carry 4%
Multi use 3%
Industrial / Storage 19%
Total $6.0B
Multifamily 49%

Multifamily by Class & Market[1]

($ in millions; Period-end)



Class A 86%
Class B 13%
Low Inc. 1%
Class $3.0B
TX 31%
Other 18%
MI 4%
FL 2%
Market $3.0B
CA 45%

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 74% of Multifamily & 67% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 45% California
  - 30% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



NAL
Criticized[3]
% Criticized/Loans
92
87
87
72
119
1.6%
1.4%
1.3%
1.1%
1.8%
2
2
3
4
4
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20 • [1]Excludes CRE line of business loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

National Dealer Services

70+ years of floor plan lending


Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura
17%
Toyota/Lexus
15%
Ford
9%
GM
7%
Other[1]
12%
Total
$5.4B
Fiat/Chrysler
8%
Mercedes
3%
Nissan/ Infiniti
4%
Other Asian
14%
Other European
11%

Geographic Dispersion

California	56%	Texas	8%
Michigan	26%	Other	10%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance


Average Loans
($ in billions)
Floor Plan
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
3.8
4.0
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors


Average Loans
($ in millions)
1,251
1,181
1,193
1,517
1,332
3Q19
4Q19
1Q20
2Q20
3Q20


Average Deposits
($ in millions)
4,637
5,149
5,126
5,471
5,946
3Q19
4Q19
1Q20
2Q20
3Q20

- ~400 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada


Customer Segment Overview[1]
(Approximate; 3Q20 Period-end loans)
Growth
56%
Total
$1.3B
Late Stage
25%
Early Stage
19%

9/30/20 • [1]Includes estimated distribution of PPP loans

Comerica Bank

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~270 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,549
2,498
2,606
2,277
2,171
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20

Commitment to Community, Diversity & Sustainability (2019)

2020 Environmental Goals met in 2019[1]:

- **48%** reduction in greenhouse gas emissions (goal 20%)
- **33%** reduction in water consumption (goal 30%)
- **30%** reduction in waste to landfill (goal 20%)
- **56%** reduction in office copy paper usage (goal 50%)

Ranked 9th in Newsweek's inaugural ranking of America's Most Responsible Companies

Over **71,300** hours of volunteer time donated by colleagues to nonprofits

237,000 meals provided in conjunction with our community Shred Day events, which gathered >882,000 lbs. of paper

>$8.4MM donated to charitable organizations via more than 1,400 grants/sponsorships

65% of U.S. employees are women

40% of U.S. employees are racial/ethnic minorities

86% of colleagues enrolled in the voluntary Masters of Diversity Awareness training

12/31/19 • [1]2019 results versus 2012 baseline

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

Peer Bank Debt Ratings as of 10/12/20 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities • Zions Bancorporation ratings are for the bank

Comerica Bank

Comerica Bank

commitment